Income Taxes (Summary of Tax Effects of Temporary Differences that Give Rise to Significant Portions of Deferred Tax Assets and Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Aug. 31, 2013	Aug. 31, 2012
Deferred tax assets:
Accrued liabilities	$ 163	$ 799
Other assets	77	17
Inventory capitalization	265	145
Deferred revenue		275
Total current deferred tax assets	505	1,236
Noncurrent assets:
Depreciation	2,150	2,044
Inventory reserves	2,427	2,328
Deferred rent	36	27
Other assets	568	301
Net operating loss carryforward	88,791	74,412
Federal and state tax credit carryforward	8,919	8,919
Total noncurrent deferred tax assets	102,891	88,031
Total deferred tax assets	103,396	89,267
Less valuation allowance	(103,396)	(89,267)
Net deferred tax assets